UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

September 30, 2019
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 PAGE MILL ROAD, PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On September 30, 2019, the Board of Directors (the “Board”) of HP Inc. (“HP”) approved a restructuring plan intended to optimize and simplify its operating model and cost structure (the “plan”) that it expects will be implemented through fiscal 2022 and is expected to generate estimated annualized gross run rate savings of approximately $1 billion by the end of fiscal 2022.

As part of the plan, HP expects approximately 7,000 to 9,000 employees to exit by the end of fiscal 2022, with a portion of those employees exiting the company as part of a voluntary early retirement program for U.S. employees whose combined age and years of service exceed certain levels. The changes to the workforce will vary by country, based on local legal requirements and consultations with employee works councils and other employee representatives, as appropriate.

In connection with the plan, HP anticipates incurring approximately $1 billion in restructuring and other charges due to both labor and non-labor actions beginning in the fourth quarter of fiscal 2019, approximately $900 million of which is expected to be cash expenditures. Of these amounts, HP expects to incur approximately $900 million primarily in labor costs related to workforce reductions.

Item 7.01.	Regulation FD Disclosure.

On September 30, 2019, the Board of HP authorized an increase of 10% in HP’s planned quarterly cash dividend amount payable to holders of record of its outstanding common stock, commencing with the dividend for the first fiscal quarter of fiscal year 2020, which would result in a quarterly dividend of $0.1762 per share. Each future quarterly dividend must be declared by the Board out of legally available sources prior to payment.

On October 3, 2019, HP issued a press release entitled “HP Inc. Announces Fiscal 2020 Financial Outlook & Restructuring Plan”, which discusses its 2019 Securities Analyst Meeting, during which HP provided a strategy update and financial outlook for its 2020 fiscal year. The text of the press release is furnished herewith as Exhibit 99.1. The slides presented at the 2019 Securities Analyst Meeting will be available for a period of one year thereafter at www.hp.com/investor/SAM2019.

The information in this Item 7.01, including the press release attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-looking statements

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP Inc. and its consolidated subsidiaries (“HP”) may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, any projections of net revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, deferred taxes, share repurchases, foreign currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring and other charges; any statements of the plans, strategies and objectives of management for future operations, including, but not limited to, HP’s sustainability goals, HP’s go-to-market strategy the execution of restructuring plans and any resulting cost savings, net revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief, including with respect to the timing and expected benefits of acquisitions and other business combination and investment transactions; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy and business model changes; successfully innovating, developing and executing HP’s go-to-market strategy, including online, omnichannel and contractual sales, in an evolving distribution and reseller landscape; successfully competing and maintaining the value proposition of HP’s products, including supplies; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers, manage HP’s global, multi-tier distribution network, limit potential misuse of pricing programs by HP’s channel partners, adapt to new or changing marketplaces and effectively deliver HP’s services; challenges to HP’s ability to accurately forecast inventories, demand and pricing, which may be due to HP’s multi-tiered channel, sales of HP’s products to unauthorized resellers or unauthorized resale of HP’s products; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of the restructuring plans; the impact of changes in tax laws, including uncertainties related to the interpretation and application of the Tax Cuts and Jobs Act of 2017 on HP’s tax obligations and effective tax rate; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2018 and that are otherwise described or updated from time to time in HP’s other filings with the U.S. Securities and Exchange Commission. HP assumes no obligation and does not intend to update these forward-looking statements.

Item 8.01.	Other Events.

The HP Board authorized on September 30, 2019 an additional $5.0 billion for future repurchases of its outstanding shares of common stock. HP intends to use the additional authorization to repurchase its shares from time to time to offset the dilution created by shares issued under employee stock plans and to repurchase shares opportunistically. As of September 30, 2019, HP had approximately $1.7 billion of share repurchase authorization remaining, prior to the Board's approval of the increase.

Repurchases by HP under the repurchase program may be effected from time to time through open market purchases, trading plans established in accordance with the U.S. Securities and Exchange Commission’s rules or other means, depending on satisfactory market conditions, applicable legal requirements and other factors. The repurchase program does not obligate HP to repurchase any particular amount of common stock, and it may be suspended at any time at HP’s discretion.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
Exhibit Number	Description
99.1	HP Inc. News Release dated October 3, 2019, entitled “HP Inc. Announces Fiscal 2020 Financial Outlook & Restructuring Plan.”
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

DATE: October 3, 2019	By:	/s/ Ruairidh Ross
	Name:	Ruairidh Ross
	Title:	Deputy General Counsel and Assistant Secretary